UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2021

Yijia Group Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-218733	35	-2583762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 N Gould St., Suite 22545

Sheridan, WY 82801

(Address of Principal Executive Offices)
(Zip Code)

(310) 266-3738

 (Registrant’s telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company [x]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Exelient PAC (the “Former Accounting Firm”) resigned as its independent registered public accounting firm, effective as of November 30, 2021. As described in Item 4.01(a) below, the change in independent registered public accounting firm is not the result of any disagreement with the Former Accounting Firm.

(a)

Previous Independent Accountants

(i) On November 29, 2021, the Company dismissed the Former Accounting Firm as its independent registered public accounting firm effective on November 30, 2021.

(ii) The Former Accounting Firm of the Company's financial statements has not issued an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles for either of the past two years and up to and including July 31, 2021.

The reports of the Former Accounting Firm on the Company’s financial statements as of and for the years ended April 30, 2021 and 2020 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has incurred net losses since inception and existing uncertain conditions which the Company faces relative to its obtaining capital in the equity markets.

(iii) The Company’s Board was notified by the auditors of their decision to resign resulting in a change in independent accountants, and then acting under authority delegated to it, approved the change of the independent accountants at a Board of Director’s meeting on November 29, 2021.

(iv) During the years ended April 30, 2021 and 2020 and the period through July 31, 2021, there (i) have been no disagreements with the Former Accounting Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accounting Firm, would have caused the Former Accounting Firm to make reference to the subject matter of such disagreements in its reports on the financial statements for such years and (ii) were no reportable events of the kind in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that the Former Accounting Firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from the Former Accounting Firm is attached hereto as Exhibit 16.1 to this Form 8-K.

(b)

New Independent Accountants

On November 29, 2021, the Company engaged Olayinka Oyebola & CO (Chartered Accountants) (the “New Accounting Firm”) as our independent registered public accounting firm for the year ended April 30, 2022. The Board made the decision to engage the New Accounting Firm acting under authority delegated to it and the Board of Directors approved the same on November 29, 2021.

The Company has not consulted with the New Accounting Firm during our two most recent fiscal years or during any subsequent interim period prior to its appointment as New Accounting Firm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of businesses or funds acquired.

(b)  Pro Forma financial information

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Exelient PAC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yijia Group Corp.

/s/Barry Sytner

By:  Barry Sytner, DEO

December 1, 2021

2